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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): June 2, 2003

                              THOR INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-9235                  93-0768752
(State or Other Jurisdiction of     (Commission File           (IRS Employer
         Incorporation)                  Number)             Identification No.)


419 West Pike Street
Jackson Center, Ohio                                                  45334-0629
(Address of Principal                                                 (Zip Code)
Executive Offices)


Registrant's telephone number, including area code:               (937) 596-6849



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.

Not Applicable.

(b)     Pro Forma Financial Information.

Not Applicable.

(c)     Exhibits.

99.1 Copy of press release, dated June 2, 2003, issued by Thor Industries, Inc. (the "Company").


Item 9.    Regulation FD Disclosure

          The following information, intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" of Form 8-K, is instead being furnished under this "Item 9. Regulation FD Disclosure" in accordance with SEC Release No. 33-8216

          On June 2, 2003, the Company issued a press release announcing certain financial results for the third quarter and nine months ended April 30, 2003. A copy of the Company's press release appears as Exhibit 99.1 to this Current report and is incorporated herein by reference.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THOR INDUSTRIES, INC.
                                                (Registrant)


Date:  June 4, 2003                             By: /s/ Walter Bennett
                                                   -----------------------------
                                                   Name:   Walter Bennett
                                                   Title:  Senior Vice President



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER               DESCRIPTION
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99.1                 Copy of press release, dated June 2, 2003, issued by Thor
                     Industries, Inc.